UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 19, 2013

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 19, 2013, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) announced that it had reached a $13 billion settlement in principle negotiated by the President’s RMBS Working Group of the Financial Fraud Enforcement Task Force. The settlement resolves actual and potential civil claims by the Department of Justice and other regulators relating to residential mortgage-backed securities (“RMBS”) activities by JPMorgan Chase, Bear Stearns and Washington Mutual. The Firm is fully reserved for this settlement.

As a result of this settlement and the proposed settlement of representation and warranty claims announced on November 15, 2013, the Firm has resolved a significant portion of the RMBS-related civil litigation claims being defended by the Firm, and substantially all of the claims brought by federally insured and federally controlled entities.

JPMorgan Chase continues to cooperate with the ongoing criminal investigation by the Department of Justice.

A copy of the Firm’s press release relating to this settlement is attached as Exhibit 99.1. In addition, on November 19, 2013, the Firm held an investor presentation relating to mortgage-related settlements. Exhibit 99.2 is a copy of slides furnished for, and posted on the Firm’s website in connection with, the presentation. The information set forth in Exhibit 99.2 is being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Firm under the Securities Act of 1933.

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase’s Annual Report on Form 10-K for the year ended December 31, 2012, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. press release dated November 19, 2013

99.2	Investor Presentation — Mortgage-Related Settlements Update dated November 19, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Neila B. Radin
Neila B. Radin
Senior Vice President

Dated: November 19, 2013

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	JPMorgan Chase & Co. press release dated November 19, 2013

99.2	Investor Presentation — Mortgage-Related Settlements Update dated November 19, 2013

4